                                              UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C.



                                              FORM 8-K/A-1



                                             CURRENT REPORT
                                 PURSUANT TO SECTION 13 or 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934




Date of Report
(Date of Earliest Event Reported)                December 1, 1999



                                SOUTHERN SECURITY LIFE INSURANCE COMPANY
                        -------------------------------------------------------
                         Exact Name of Registrant as specified in this Charter)




           UTAH                     2-35669       59-1231733
-------------------------------  -----------    --------------
(State or other jurisdiction     (Commission     (IRS Employer
of incorporation or organization) File Number)   Indentification
                                                  No.)


755 Rinehart Road, Lake Mary, Florida        32746
---------------------------------------    --------
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number,including Area Code (407) 321-7113
                                                  --------------








                                Does Not Apply
      (Former name or former address, if changed since last report)

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ITEM 4.  Change in Registrant's Certifying Accountant

Ernst & Young LLP was previously the principal accountants for Southern Security Life Insurance Company (the "Company"). Effective December 1, 1999, that firm was dismissed as principal accountants and effective December 1, 1999, Tanner & Company was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors and the Board of Directors.

In connection with the audit of the fiscal year ended December 31, 1998, and the subsequent interim period through December 1, 1999, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of Ernst & Young LLP on the financial statements of the Company as of and for the year ended December
31, 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as of uncertainty, audit scope or accounting principles.

ITEM 7.  Financial Statements

          (b)    Exhibits

          16. Letter from Ernst & Young LLP regarding change in certifying accountant.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SOUTHERN SECURITY LIFE INSURANCE COMPANY
                        ----------------------------------------
                                       (Registrant)


Date: December 21, 1999
      -----------------
                                       By:  Scott M. Quist
                                            --------------------
                                            First Vice President,
                                            General Counsel and Treasurer


                         Exhibit 16 to Form 8-K/A-1

                                            December 21, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K/A-1 dated December 21, 1999, of
Southern Security Life Insurance Company and are in agreement with the statements contained in paragraphs two and three therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                       Ernst & Young LLP